Exhibit 10.59

PROGRAMMER'S PARADISE, INC.

FORM OF NON-QUALIFIED STOCK OPTION AGREEMENT

Agreement, dated __________, between Programmer's Paradise, Inc , a Delaware corporation (the "Corporation") and (the "Optionee"), __________

W I T N E S S E T H :

1. Grant of Option. Pursuant to the provisions of the 1995 Stock Plan (the "Plan"), the Corporation hereby grants to the Optionee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase from the Corporation the number of shares of Common Stock of the Corporation ("Stock") set forth in Exhibit A hereto at the price per share set forth in Exhibit A, as non-incentive or non-qualified stock options granted hereby being referred to herein as the "Option").

2. Terms and Conditions. The term of the Option shall be for the period specified in Exhibit A. The Option shall be exercisable at any time in whole or in part and from time to time, unless otherwise provided in Exhibit A. Unless otherwise provided in Exhibit A, the Option may not be exercised (a) as to fewer than 100 shares at any one time (or for the remaining shares then purchasable under the Option, if fewer than 100 shares), (b) prior to the expiration of the first six months after the date hereof, and (c) until fulfillment of any conditions precedent set forth in Paragraph 7 hereof. The holder of an Option shall not have any rights as a stockholder with respect to the stock issuable upon exercise of an Option until certificates for such Stock shall have been issued and delivered to him after the exercise of the Option.

3. Termination of Employment. In the event that the employment of Optionee shall be terminated (otherwise than by reason of death), the Option shall be exercisable (to the extent that Optionee shall have been entitled to do so at the termination of his employment) at any time prior to the expiration of ten years after the date on which the Option shall have been granted. Nothing in the Plan or in this Agreement shall confer upon Optionee any right to be continued in the employ of the Corporation or its subsidiaries or interfere in any way with the right of the Corporation or any such subsidiary to terminate or otherwise modify the terms of Optionee's employment; provided, however, that a change in Optionee's duties or position shall not affect Optionee's Option so long as Optionee is still an employee of the Corporation or its subsidiaries.

4. Death of Optionee. In the event of the death of Optionee, any unexercised portion of the Option shall be exercisable (to the extent that Optionee shall have been entitled to do so at the time of his death) at any time prior to the specified expiration date of the Option and only by such person or persons to whom Optionee's rights shall pass under Optionee's will or by the law of descent and distribution.

5. Non-Transferability of Options. The Option shall not be transferable otherwise than by will or the law of descent and distribution and is exercisable during the lifetime of Optionee only by the Optionee.

6. Adjustments Upon Changes in Capitalization. In the event of changes in the outstanding stock of the Corporation by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations or liquidations, the number and class of shares subject to the Option shall be correspondingly adjusted.

7. Conditions Precedent To Exercise of Option. In the event that the exercise of the Option or the issuance and delivery of the shares hereunder shall be subject to, or shall require, any prior exchange listing, prior shareholder approval, or other prior condition or act, pursuant to the applicable laws, regulations or policies of any stock exchange, federal or local government or its agencies or representatives, then the Option shall not be deemed to be exercisable under this Agreement until such condition is satisfied. The Corporation shall not be liable in any manner to Optionee or any other party for any failure or delay by the Corporation on its part to fulfill any such condition.

8. Methods of Exercising Option. Subject to the terms and condition of this Agreement, the Option may be exercised by written notice to the Corporation, at its office at 1157 Shrewsbury Avenue, Shrewsbury, N.J. 07702. Such notice shall (i) identify this Option, (ii) state the election to exercise the Option, (iii) designate the number of shares in respect of which the Option is being exercised, and (iv) be signed by the person or persons so exercising the Option. Such notice shall be accompanied by payment of the full purchase price of such shares. The Corporation shall deliver to the Optionee, at such address as is provided in the notice, a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Payment of such purchase price shall be made (a) in United States dollars in cash or by check, or (b) through delivery of shares of Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, or (c) by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, provided, however, that the Optionee shall not be entitled to deliver a promissory note as aforesaid unless specifically authorized on Exhibit A, or (d) by delivery (including by telecopier) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell (or margin) a sufficient portion of the shares and deliver the sale (or margin Loan) proceeds directly to the Company to pay for the exercise price at the discretion of the Compensation Committee of the Board of Directors (the "Committee"), or (e) by any permitted combination of the above. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be issued in the name of the person or person so exercising the Option (or, if the Option shall be exercised by Optionee and if Optionee shall so request in the notice exercising the Option, the certificate shall be issued in the name of the Optionee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised, pursuant to Paragraph 4 hereof, by any person or persons other than Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. At the election of the Corporation, such certificate may bear such legends regarding the limited transferability of the shares under applicable securities laws as counsel for the Corporation may require. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non assessable.

9. Taxes. The Corporation may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with the Option granted hereunder. The Corporation may further require notification from Optionee upon any disposition of Stock acquired pursuant to the exercise of the Option granted hereunder.

10. Fair Market Value of Stock. If, at any time an Option is granted under the Plan, the Company's Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Stock on the principal national securities exchange on which the Stock is traded, if the Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Stock on the NASDAQ Smallcap Market List, if the Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Stock is not reported on the NASDAQ Smallcap Market List. However, if the Stock is not publicly traded at the time an option is granted under the

Plan, "fair market value" shall be deemed to be the fair value of the Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Stock in private transactions negotiated at arm's length.

11. Terms of Plan Control. The Option granted hereunder is granted pursuant to the provisions of the Plan, the receipt of a copy of which Optionee hereby acknowledges. Nothing contained in this Agreement shall in any way be deemed to alter or modify the provisions of the Plan and no act of the Corporation or its directors, officers or employees shall be deemed to be a waiver or modification of any provision of the Plan. The provisions of the Plan shall in all respects govern the Option. The Committee shall have authority in its discretion, but subject to the express provisions of the Plan, to interpret the Plan and this Agreement; to prescribe, amend and rescind rules and regulations relating to the Plan and the Option; and to make all other determinations deemed necessary or advisable for the administration of the Plan or the Option. The Committee's determination on the foregoing matters shall be conclusive.

IN WITNESS WHEREOF, the Corporation has caused this Agreement to be duly executed by its Officer and Optionee has executed this Agreement as of the day and year first above written.

PROGRAMMER'S PARADISE, INC.

BY:
Name:
Title:

Name of Optionee

EXHIBIT A

Non-Qualified Stock Option.

Name of Optionee	:

Price per share for all shares	:

Earliest date on which option can be exercised	:

Number of Shares	:

Expiration Date	:

Schedule to Form of Non-Qualified Stock Option Agreement
List of Individual Non-Qualified Stock Option Agreements

1.	Non-Qualified Stock Option Agreement, dated April 21, 2005, between Wayside Technology Group, Inc. (f/k/a Programmer's Paradise, Inc.) and Vito Legrottaglie, as the optionee.

	Exercise price per share:	$12.85

	Earliest date on which option can he exercised:	April 21, 2005

	Number of shares issuable under option agreement:	5,000

	Expiration Date:	June 10, 2014

2.	Non-Qualified Stock Option Agreement, dated April 21, 2005, between Wayside Technology Group, Inc. (f/k/a Programmer's Paradise, Inc.) and Mark Boyer, as the optionee.

	Exercise price per share:	$12.85

	Earliest date on which option can he exercised:	April 21, 2005

	Number of shares issuable under option agreement:	3,000

	Expiration Date:	June 10, 2014

3.	Non-Qualified Stock Option Agreement, dated April 21, 2005, between Wayside Technology Group, Inc. (f/k/a Programmer's Paradise, Inc.) and Daniel Jamieson, as the optionee.

	Exercise price per share:	$12.85

	Earliest date on which option can he exercised:	April 21, 2005

	Number of shares issuable under option agreement:	5,000

	Expiration Date:	June 10, 2014

4.	Non-Qualified Stock Option Agreement, dated April 21, 2005, between Wayside Technology Group, Inc. (f/k/a Programmer's Paradise, Inc.) and Duff Meyercord, as the optionee.

	Exercise price per share:	$12.85

	Earliest date on which option can he exercised:	April 21, 2005

	Number of shares issuable under option agreement:	3,000

	Expiration Date:	June 10, 2014

5.	Non-Qualified Stock Option Agreement, dated April 21, 2005, between Wayside Technology Group, Inc. (f/k/a Programmer's Paradise, Inc.) and Edwin Morgens, as the optionee.

	Exercise price per share:	$12.85

	Earliest date on which option can he exercised:	April 21, 2005

	Number of shares issuable under option agreement:	3,000

	Expiration Date:	June 10, 2014

6.	Non-Qualified Stock Option Agreement, dated April 21, 2005, between Wayside Technology Group, Inc. (f/k/a Programmer's Paradise, Inc.) and Simon Nynens, as the optionee.

	Exercise price per share:	$12.85

	Earliest date on which option can he exercised:	April 21, 2005

	Number of shares issuable under option agreement:	14,320

	Expiration Date:	June 10, 2014

7.	Non-Qualified Stock Option Agreement, dated April 21, 2005, between Wayside Technology Group, Inc. (f/k/a Programmer's Paradise, Inc.) and Allan Weingarten, as the optionee.

	Exercise price per share:	$12.85

	Earliest date on which option can he exercised:	April 21, 2005

	Number of shares issuable under option agreement:	3,000

	Expiration Date:	June 10, 2014

8.	Non-Qualified Stock Option Agreement, dated April 21, 2005, between Wayside Technology Group, Inc. (f/k/a Programmer's Paradise, Inc.) and William H. Willett, as the optionee.

	Exercise price per share:	$12.85

	Earliest date on which option can he exercised:	April 21, 2005

	Number of shares issuable under option agreement:	14,320

	Expiration Date:	June 10, 2014

9.	Non-Qualified Stock Option Agreement, dated June 10, 2004, between Wayside Technology Group, Inc. (f/k/a Programmer's Paradise, Inc.) and Mark T. Boyer, as the optionee.

	Exercise price per share:	$8.03

	Earliest date on which option can he exercised:	June 10, 2004

	Number of shares issuable under option agreement:	25,000

	Expiration Date:	June 10, 2014

10.	Non-Qualified Stock Option Agreement, dated June 10, 2004, between Wayside Technology Group, Inc. (f/k/a Programmer's Paradise, Inc.) and Daniel T. Jamieson, as the optionee.

	Exercise price per share:	$8.03

	Earliest date on which option can he exercised:	June 10, 2004

	Number of shares issuable under option agreement:	40,000

	Expiration Date:	June 10, 2014

11.	Non-Qualified Stock Option Agreement, dated June 10, 2004, between Wayside Technology Group, Inc. (f/k/a Programmer's Paradise, Inc.) and Jeffrey C. Largiader, as the optionee.

	Exercise price per share:	$8.03

	Earliest date on which option can he exercised:	June 10, 2004

	Number of shares issuable under option agreement:	40,000

	Expiration Date:	June 10, 2014

12.	Non-Qualified Stock Option Agreement, dated June 10, 2004, between Wayside Technology Group, Inc. (f/k/a Programmer's Paradise, Inc.) and Vito Legrottaglie, as the optionee.

	Exercise price per share:	$8.03

	Earliest date on which option can he exercised:	June 10, 2004

	Number of shares issuable under option agreement:	40,000

	Expiration Date:	June 10, 2014

13.	Non-Qualified Stock Option Agreement, dated June 10, 2004, between Wayside Technology Group, Inc. (f/k/a Programmer's Paradise, Inc.) and Steven R. McNamara, as the optionee.

	Exercise price per share:	$8.03

	Earliest date on which option can he exercised:	June 10, 2004

	Number of shares issuable under option agreement:	25,000

	Expiration Date:	June 10, 2014

14.	Non-Qualified Stock Option Agreement, dated June 10, 2004, between Wayside Technology Group, Inc. (f/k/a Programmer's Paradise, Inc.) and Mark T. Boyer, as the optionee.

	Exercise price per share:	$8.03

	Earliest date on which option can he exercised:	June 10, 2004

	Number of shares issuable under option agreement:	25,000

	Expiration Date:	June 10, 2014

15.	Non-Qualified Stock Option Agreement, dated June 10, 2004, between Wayside Technology Group, Inc. (f/k/a Programmer's Paradise, Inc.) and F. Duffield Meyercord, as the optionee.

	Exercise price per share:	$8.03

	Earliest date on which option can he exercised:	June 10, 2004

	Number of shares issuable under option agreement:	25,000

	Expiration Date:	June 10, 2014

16.	Non-Qualified Stock Option Agreement, dated June 10, 2004, between Wayside Technology Group, Inc. (f/k/a Programmer's Paradise, Inc.) and Simon F. Nynens, as the optionee.

	Exercise price per share:	$8.03

	Earliest date on which option can he exercised:	June 10, 2004

	Number of shares issuable under option agreement:	100,000

	Expiration Date:	June 10, 2014

17.	Non-Qualified Stock Option Agreement, dated June 10, 2004, between Wayside Technology Group, Inc. (f/k/a Programmer's Paradise, Inc.) and James W. Sight, as the optionee.

	Exercise price per share:	$8.03

	Earliest date on which option can he exercised:	June 10, 2004

	Number of shares issuable under option agreement:	25,000

	Expiration Date:	June 10, 2014

18.	Non-Qualified Stock Option Agreement, dated June 10, 2004, between Wayside Technology Group, Inc. (f/k/a Programmer's Paradise, Inc.) and William H. Willett, as the optionee.

	Exercise price per share:	$8.03

	Earliest date on which option can he exercised:	June 10, 2004

	Number of shares issuable under option agreement:	125,000

	Expiration Date:	June 10, 2014

19.	Non-Qualified Stock Option Agreement, dated June 10, 2004, between Wayside Technology Group, Inc. (f/k/a Programmer's Paradise, Inc.) and Allan D. Weingarten, as the optionee.

	Exercise price per share:	$8.03

	Earliest date on which option can he exercised:	June 10, 2004

	Number of shares issuable under option agreement:	25,000

	Expiration Date:	June 10, 2014